EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of September 8, 2015

to

CREDIT AGREEMENT

Dated as of October 28, 2013

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of September 8, 2015 by and among DHI Group, Inc. (f/k/a Dice Holdings, Inc.), Dice Inc. and Dice Career Solutions, Inc. (each individually a “Borrower” and collectively the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of October 28, 2013 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.     Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Credit Agreement is hereby amended to add the following definition thereto in the appropriate alphabetical order:

         “Amendment No. 1 Effective Date” means September 8, 2015.

(b)     The definition of “Change of Control” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the parenthetical “(excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors)” appearing therein.

(c)      Section 2.17 of the Credit Agreement is hereby amended to add a new clause (j)

 thereto as follows:

“(j) Certain FATCA Matters. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment No. 1 Effective Date, the Loan Parties and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) or 1.1471-2T(b)(2)(i).”

2.     Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors and (iii) payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

3.     Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)    This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, except as may be limited by applicable Debtor Relief Laws and general principles of equity.

(b)    As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, shall be true and correct in all material respects (or in all respects if the applicable representation or warranty is qualified by materiality or Material Adverse Effect), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

4.     Reference to and Effect on the Credit Agreement.

(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)    Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)    This Amendment is a Loan Document under (and as defined in) the Credit

2

Agreement.

5.     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.     Headings. Section headings in this Amendment are included herein for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

7.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

DHI GROUP, INC. (F/K/A DICE HOLDINGS, INC.),
as Borrower

By:	/s/ John Roberts
Name:	John Roberts
Title:	CFO

DICE INC.,
as Borrower

By:	/s/ John Roberts
Name:	John Roberts
Title:	CFO

DICE CAREER SOLUTIONS, INC.,
as Borrower

By:	/s/ John Roberts
Name:	John Roberts
Title:	CFO

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 28, 2013

DHI Group, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ David F. Gibbs
Name:	David F. Gibbs
Title:	Managing Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 28, 2013

DHI Group, Inc.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Kristine M. Parker
Name:	Kristine M. Parker
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 28, 2013

DHI Group, Inc.

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Meghan Starr
Name:	Meghan Starr
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 28, 2013

DHI Group, Inc.

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nellya Davydova
Name:	Nellya Davydova
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 28, 2013

DHI Group, Inc.

SILICON VALLEY BANK,
as a Lender

By:	/s/ Jon Wolter
Name:	Jon Wolter
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 28, 2013

DHI Group, Inc.

BMO HARRIS BANK N.A.
as a Lender

By:	/s/ Larry R. Guenther
Name:	Larry R. Guenther
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 28, 2013

DHI Group, Inc.

FIRST NIAGARA BANK, N.A.,
as a Lender

By:	/s/ Robert Dellatorre
Name:	Robert Dellatorre
Title:	First Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of October 28, 2013

DHI Group, Inc.

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of October 28, 2013, by and among DHI Group, Inc. (f/k/a Dice Holdings, Inc.), Dice Inc. and Dice Career Solutions, Inc. (each individually a “Borrower” and collectively the “Borrowers”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 is dated as of September 8, 2015 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated September 8, 2015

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed and delivered as of the day and year above written.

EFINANCIALCAREERS, INC.,
a Delaware corporation

By:	/s/ Brian P. Campbell
Name:	Brian P. Campbell
Title:	Vice President

TARGETED JOB FAIRS, INC.,
a Delaware corporation

By:	/s/ Brian P. Campbell
Name:	Brian P. Campbell
Title:	Vice President

RIGZONE.COM, INC.,
a Texas corporation

By:	/s/ Brian P. Campbell
Name:	Brian P. Campbell
Title:	Vice President

Signature Page to Consent and Reaffirmation to Amendment No. 1 to

Credit Agreement dated as of October 28, 2013

DHI Group, Inc.